SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

November 7, 2005

Date of Report (Date of earliest event reported)

LEESPORT FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-14555	23-2254007
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

1240 Broadcasting Road, Wyomissing, Pennsylvania		19610
(Address of principal executive offices)		(Zip Code)

(610) 208-0966
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 7.01            Regulation FD Disclosure.

On November 7, 2005, Robert D. Davis, President and Chief Executive Officer, and Edward C. Barrett, Executive Vice President and Chief Financial Officer, of Leesport Financial Corp. (the ”Company”) will participate in a webcast presentation at the Mid-Atlantic 2005 Super Community Bank Conference.  A copy of the presentation materials, dated November 7, 2005, is attached hereto as Exhibit 99.1 and is also available at the Company’s website at www.leesportfc.com.

The presentation materials, attached as Exhibit 99.1 hereto, are incorporated herein by reference, and are being furnished to the SEC and shall not be deemed to be “filed” for any purpose.

Item 9.01            Financial Statements and Exhibits.

(c)           Exhibits:

The following exhibit is furnished herewith:

99.1         Investor Presentation, dated November 7, 2005, of Leesport Financial Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEESPORT FINANCIAL CORP.

Dated: November 7, 2005

	By:	/s/	Edward C. Barrett
Edward C. Barrett
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number

99.1	Investor Presentation, dated November 7, 2005, of Leesport Financial Corp.